UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2013

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2013, the Board of Directors of P. H. Glatfelter Company (the "Company") approved a retention award of 100,000 restricted stock units ("RSUs") to Dante C. Parrini, Chairman and Chief Executive Officer. The award, made pursuant to the Company's Amended and Restated Long-Term Incentive Plan, provides that 100% of the RSUs will vest on the fifth anniversary of the award, assuming the achievement of a specified performance metric and that Mr. Parrini remains an employee of the Company through December 12, 2018.

This description of the terms and conditions of the award is qualified in its entirety by reference to the Restricted Stock Award Certificate filed herewith as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2013, the Board of Directors of the Company adopted amendments (the "Amendments") to the Company’s Amended and Restated By-laws (the "By-laws"), effective immediately. The By-laws were amended to incorporate into the By-laws a majority voting requirement for the election of directors, which provides that directors who do not receive a majority of the votes cast in an uncontested election must resign from their position as director. The resignation of a director nominee who is not an incumbent director is automatically accepted by the board; the resignation of an incumbent director is tendered to the independent directors of the board for a determination of whether to accept the resignation.

Section 2.19 of the By-laws was revised to clarify the role of the Chief Executive Officer and Section 3.1 was also amended to provide that an officer or director who sues the Company will only be eligible for indemnification from the Company in certain circumstances.

The foregoing description is qualified in its entirety by reference to the Amended and Restated By-laws as so amended, which is attached hereto as Exhibit 3.1 and incorporated herein by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

December 17, 2013	By:	/s/ Kent K. Matsumoto

Name: Kent K. Matsumoto
Title: Vice President, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of P. H. Glatfelter Company, as amended dated December 12, 2013.
10.1	Restricted Stock Unit Award Certificate dated December 12, 2013.